UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22,  2006

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13900 Riverport Drive, Maryland Heights, MO (Address of Principal Executive Offices)	63043 (Zip Code)

Registrant’s telephone number including area code: 314-770-1666

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2006, Express Scripts, Inc. (the "Company") entered into separate Indemnification Agreements with each member of the Company's Board of Directors, and each of the Company's executive officers (including the Named Executive Officers), pursuant to which the Company agrees to provide certain indemnification rights to such officers and directors in exchange for their continued service to the Company. A form of the Indemnification Agreement is attached as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits

(c)   The following Exhibits are furnished as part of this report on Form 8-K;

Exhibit 10.1 Form of Indemnificaiton Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC.
Date: December 29, 2006	By: /s/ Thomas M. Boudreau Thomas M. Boudreau Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.                           Description

    10.1                      Form of Indemnification Agreement